February 10, 2012

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Re: Amendment to Change in Control Severance Agreement

Dear _____________,

Pursuant to the Letter Agreement executed _________________, the Change in Control Severance Agreement (“Agreement) between yourself and Versar, Inc., (“Company”) dated ________________ was amended so that the term of the agreement in Section 20 q(l)(a) thereof was extended from ______________ to _____________.

The Board of Directors in their February 7, 2012 meeting decided that all Change in Control Severance Agreements should expire at the same date.

This Letter Agreement amends Section 20 q(l)(a) of your Agreement to further extend the term from _______________ to March 15, 2014.

All other terms and conditions of the Agreement remain unchanged.

If you agree, please sign below.

Sincerely,

_______________________________
Anthony L. Otten
Chief Executive Officer

ACCEPTED AND AGREED

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Date: ___________________